UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2003

iGATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive, Suite 500, Pittsburgh, PA 15275

(Address of Principal Executive Offices)

(412) 787-2100

(Registrant’s Telephone Number Including Area Code)

Item 7(c)    Exhibits

99.1	News Article published by Bloomberg, dated December 17, 2003.

99.2	Transcript of CNBC Asia interview, dated December 17, 2003.

Item 9    Regulation FD Disclosure

On December 17, Bloomberg, L.P. published an article about iGate Global Solutions Ltd. (“iGate Global Solutions”) in which Phaneesh Murthy, CEO of iGate Global Solutions commented on restructuring alternatives being considered by iGate Corporation (the “Company”). This article is attached hereto as Exhibit 99.1 and is incorporated herein by reference. iGate Global Solutions is a subsidiary of the Company and is publicly traded in India on three exchanges (The National Stock Exchange of India, IGATE GLOBAL; The Bombay Stock Exchange: IGATE GLOBAL; and the Bangalore Stock Exchange: IGATE).

On December 17, CNBC Asia broadcast an interview with Phaneesh Murthy, CEO of iGate Global Solutions in which Mr. Murthy commented on certain business developments, including the renewal of iGate Global Solutions’ Master Services Agreement with General Electric through 2007. A transcript of this interview is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Certain statements in the article are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning the Company’s growth and liquidity as well as statements concerning its plans, strategies, intentions and beliefs concerning its business, costs and the markets in which the Company operates. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify certain forward-looking statements. The forward-looking statements are based on the opinions and estimates of management at the time the statements were made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks include, but are not limited to, the Company’s ability to predict its financial performance, the level of market demand for its services, the highly-competitive market for the types of services that it offers, the impact of competitive factors on profit margins, market conditions that could cause the Company’s customers to reduce their spending for its services, the Company’s ability to create, acquire and build new businesses and to grow its existing businesses, the Company’s ability to attract and retain qualified personnel, its ability to reduce costs and conserve cash, currency fluctuations and market conditions in India and elsewhere around the world, political and military tensions in India and South Asia, changes in generally accepted accounting principles and/or their interpretation and other risks that are described in more detail in the Company’s filings with the Securities and Exchange Commission including its Form 10-K for the year ended December 31, 2002. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in the article, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003	iGate Corporation

	By:	/s/ MICHAEL J. ZUGAY
	Name: Title:	Michael J. Zugay Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	New Article published by Bloomberg, dated December 17, 2003.

99.2	Transcript of CNBC Asia interview, dated December 17, 2003.